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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   TVX, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                           84-1190375
  (State of incorporation or             (I.R.S. Employer
        organization)                    Identification No.)


                        14818 West 6th Avenue, Suite 1A
                            Golden, Colorado 80401
         (Address, including zip code, of Principal Executive Offices)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class            Name of each exchange on which
          to be so registered            each class is to be registered

                 N/A                                   N/A


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instructions A.(c)(1), please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instructions A.(c)(2), please check the following box. [_]

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $ .01 par value
                         -----------------------------
                               (Title of Class)
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     See "Description of Capital Stock" contained in Registrant's Registration Statement on Form S-1, Registration No. 333-21033, incorporated herein by reference.


ITEM 2.  EXHIBITS.

         2.1 Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1, Registration No. 333-21033.

         2.2 Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1, Registration No. 333-21033.

         2.3  Specimen Common Stock Certificate, incorporated by reference to
              Exhibit 4.1 of the Registrant's Registration Statement on Form S-1, Registration No. 333-21033.

         2.4  1993 Nonqualified Stock Option Plan, incorporated by reference to
              Exhibit 10.1 of the Registrant's Registration Statement on Form S-1, Registration No. 333-21033.

         2.5  Omnibus Stock and Incentive Plan, incorporated by reference to
              Exhibit 10.2 of the Registrant's Registration Statement on Form S-1, Registration No. 333-21033.

         2.6  1996 Directors Stock Option Plan, incorporated by reference to
              Exhibit 10.3 of the Registrant's Registration Statement on Form S-1, Registration No. 333-21033.

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                                 SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                 TVX, INC.



                                 By: /s/ Robert C. Mulverhill
                                     ------------------------
                                     Robert C. Mulverhill
                                     President and Chief Executive Officer



                                 Date:  2-7-97
                                      -----------------------

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